EXHIBIT 99.1
                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of National Coal Corporation a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  November 4, 2003                                         /s/ JON NIX
                                                                -----------
                                                                Jon Nix
                                                                President and
                                                         Chief Executive Officer






Date:  November 4, 2003                                        /s/ ROBERT CHMIEL
                                                               -----------------
                                                                  Robert Chmiel,
                                                         Chief Financial Officer